SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                                       |X|
Filed by a Party other than the Registrant                    |_|

Check the appropriate box:

|_| Preliminary Proxy Statement            |_| Confidential, for Use of the
                                               Commission only (as permitted by
                                               Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     SEACOAST FINANCIAL SERVICES CORPORATION
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
         ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement no.:

    3)  Filing Party:

    4)  Date Filed:


                                    * * * * *

              [Seacoast Financial Services Corporation Letterhead]








                                                                  April 15, 1999



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Seacoast Financial Services Corporation to be held on Thursday, May 20, 1999 at 10:00 a.m., local time, at the Hawthorne Country Club, 970 Tucker Road, North Dartmouth, Massachusetts.

         At the Annual Meeting, you will be asked to consider and vote upon the election of a class of five Directors and the approval of the Seacoast Financial Services Corporation 1999 Stock Incentive Plan ("Stock Incentive Plan"). The Board of Directors has fixed the close of business on Thursday, April 1, 1999 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

         Approval of the Stock Incentive Plan requires the affirmative vote of the holders of at least two-thirds of the shares of the Company's common stock outstanding and entitled to vote thereon. Therefore, failure to return a properly executed proxy card or to vote at the Annual Meeting will have the same effect as a vote against the Stock Incentive Plan.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                           Sincerely,



                                           KEVIN G. CHAMPAGNE
                                           President and Chief Executive Officer

                     SEACOAST FINANCIAL SERVICES CORPORATION
                               791 Purchase Street
                        New Bedford, Massachusetts 02740


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 20, 1999


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Seacoast Financial Services Corporation, a Massachusetts bank holding company (the "Company"), will be held at the Hawthorne Country Club, 970 Tucker Road, North Dartmouth, Massachusetts, on Thursday, May 20, 1999, beginning at 10:00 a.m., local time, for the following purposes:

         1. To elect a class of five Directors of the Company;

         2. To approve the Seacoast Financial Services Corporation 1999 Stock Incentive Plan; and

         3. To transact such further business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

         The Board of Directors recommends that you vote FOR the nominees for Director listed in the accompanying proxy statement and FOR approval of the 1999 Stock Incentive Plan.

         The Board of Directors has fixed the close of business on April 1, 1999 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Accordingly, only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                              By Order of the Board of Directors

                                              J. Louis LeBlanc, Clerk

New Bedford, Massachusetts
April 15, 1999



                                    IMPORTANT

         Even though you may plan to attend the Annual Meeting in person, please complete, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting and desire to withdraw your proxy and vote in person, you may do so.

                     SEACOAST FINANCIAL SERVICES CORPORATION
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 20, 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Seacoast Financial Services Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hawthorne Country Club, 970 Tucker Road, North Dartmouth, Massachusetts, on Thursday, May 20, 1999, beginning at 10:00 a.m., local time, and at any adjournments thereof.

         This Proxy Statement and the accompanying Notice and Proxy are first being mailed to stockholders of the Company on or about April 15, 1999 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on Thursday, April 1, 1999 as the record date for the Annual Meeting (the "Record Date"). Only stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. On the Record Date, there were 26,758,134 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), issued, outstanding and entitled to vote at the Annual Meeting and approximately 7,000 holders of record of Common Stock. The holders of the Common Stock on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments thereof.

         The presence, in person or by proxy, of at least a majority in interest of all Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the Common Stock present and voting, in person or by proxy, is required to elect each of the nominees for Director and the affirmative vote of two-thirds of the total number of outstanding shares of Common Stock is required to approve the Seacoast Financial Services Corporation 1999 Stock Incentive Plan ("Stock Incentive Plan"). Any abstentions or broker nonvotes will count as "present" toward formation of a quorum for transaction of business at the Annual Meeting. With respect to the proposal to approve the Stock Incentive Plan, abstentions and broker nonvotes will have the effect of a negative vote. Votes will be tabulated by the Company's transfer agent, Registrar and Transfer Company.

         Stockholders of the Company are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given in such proxies, they will be voted FOR the election of the five nominees for Director listed in this Proxy Statement and FOR the approval of the Stock Incentive Plan.

         Any properly completed proxy may be revoked at any time before the commencement of voting on any matter at the Annual Meeting or any adjournment thereof by giving written notice of revocation to the Clerk of the Company (791 Purchase Street, New Bedford, Massachusetts 02740), or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

                ANNUAL REPORT TO STOCKHOLDERS; OTHER INFORMATION

         The Company's Annual Report to Stockholders for the fiscal year ended October 31, 1998 accompanies this Proxy Statement, but is not incorporated herein and is not to be deemed a part hereof.

         Additional copies of the Company's Annual Report on Form 10-K for the year ended October 31, 1998 (excluding exhibits) are available without charge upon request. Such requests should be directed to Shareholder Relations, Seacoast Financial Services Corporation, 791 Purchase Street, New Bedford, Massachusetts 02740.

                                     GENERAL

         Seacoast Financial Services Corporation is the holding company for Compass Bank for Savings (the "Bank").

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of 14 members and is divided into three classes. The first and second classes have five members and the third class has four members. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

         Pursuant to the Company's By-laws, the Board of Directors acted as a nominating committee for selecting nominees for election as Directors. The Board has nominated Manuel G. Camacho, Kevin G. Champagne, Mary F. Hebditch, Carl Ribeiro and Gerald H. Silvia as Directors for a three-year term. Each of the nominees is currently serving as a Director of the Company.

         Unless authority is withheld, proxies in the accompanying form will be voted FOR the election of the five nominees, to hold office until the 2002 annual meeting of stockholders or special meeting in lieu thereof and until their respective successors are elected and qualified. If the proxy withholds authority to vote for one or more nominees for Director, the stockholder's instructions will be followed.

         The Company has no reason to believe that any of the nominees will not be able to serve. In the event that any nominee is unable to serve at the time of the election, the shares represented by the proxy will be voted for the other nominees and may be voted for a substitute for that nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT.

Information Regarding Nominees and Directors

         The following table sets forth certain information (as of April 15, 1999) regarding the current Directors and the nominees for Director of the
Company:

                                                                        Director          Term as Director
                       Name                                Age           Since*              Will Expire
------------------------------------------------------ ----------- ------------------ -------------------------
**Manuel G. Camacho                                        73            1979                   1999
  David P. Cameron                                         73            1976                   2000
**Kevin G. Champagne                                       49            1993                   1999
  Howard C. Dyer, Jr.                                      70            1963                   2000
**Mary F. Hebditch                                         67            1998                   1999
  Glen F. Johnson                                          74            1972                   2001
  Thornton P. Klaren, Jr.                                  63            1968                   2000
  J. Louis LeBlanc                                         59            1982                   2001
  Frederic D. Legate                                       57            1998                   2001
  Reale J. Lemieux                                         60            1998                   2000
  A. William Munro                                         65            1986                   2001
**Carl Ribeiro                                             52            1991                   1999
  Joseph H. Silverstein                                    72            1980                   2000
**Gerald H. Silvia                                         64            1990                   1999

------------------------------------------------------
* Includes service as a trustee of the Bank prior to its reorganization into the mutual holding company form of organization (the "Reorganization") and as a trustee of the Company from the date of Reorganization until the conversion of the Company from a mutual to a stock holding company.

**   Nominees for Director.

         The principal occupation and business experience during at least the last five years for each Director and nominee is set forth below.

         Manuel G. Camacho is a dentist in private practice in New Bedford, Massachusetts. He is semi-retired.

         David P. Cameron was President of Morse Cutting Tools in New Bedford, Massachusetts until his retirement in 1982.

         Kevin G. Champagne has served as President and Chief Executive Officer of the Company since its formation in 1994 and as President and Chief Executive Officer of the Bank since 1994. Prior to 1994, Mr. Champagne was Executive Vice President/Retail Banking of the Bank. He joined the Bank's Management Training Program in 1971.

         Howard C. Dyer, Jr. was General Manager, New Bedford Storage Warehouse, New Bedford, Massachusetts, until his retirement in 1996.

         Mary F. Hebditch has been a self-employed public accountant and auditor in Sandwich, Massachusetts since 1983. Ms. Hebditch served as a director of Sandwich Co-operative Bank and Sandwich Bancorp, Inc. prior to the Company's acquisition of Sandwich Bancorp, Inc.

         Glen F. Johnson was a General Manager, Goodyear Tire and Rubber, New Bedford, Massachusetts, until his retirement in 1985.

         Thornton P. Klaren, Jr. is retired.

         J. Louis LeBlanc is an attorney in private practice in New Bedford, Massachusetts.

         Frederic D. Legate has been retired since the Company acquired Sandwich Bancorp, Inc. in December 1998. Prior to his retirement, he served as President and Chief Executive Officer of Sandwich Co-operative Bank and of Sandwich Bancorp, Inc., positions he held since 1981 and 1997, respectively.

         Reale J. Lemieux has owned and operated Bay Beach, a bed and breakfast establishment in Sandwich, Massachusetts since 1988. Mr. Lemieux served as a director of Sandwich Co-operative Bank and Sandwich Bancorp, Inc. prior to the Company's acquisition of Sandwich Bancorp, Inc.

         A. William Munro is President of Munro Distributing, Inc., Fall River, Massachusetts.

         Carl Ribeiro is President, Luzo Foodservice Corp., New Bedford, Massachusetts.

         Joseph H. Silverstein was the President of Silverstein's Family Store, a retail clothing store located in New Bedford, Massachusetts, until his retirement in 1992.

         Gerald H. Silvia is the owner of Americana Travel, a travel agency located in Fall River, Massachusetts.

Committees and Meetings of the Board of Directors

         For the year ended December 31, 1998, the Company's Board of Directors met 11 times and the Bank's Board of Directors met 19 times. Each incumbent Director attended at least 75% of all meetings of the Company's and the Bank's Board and any committees thereof of which he was a member.

         The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but does not have a nominating committee or another committee performing a similar function.

         The Executive Committee, of which Messrs. Champagne, Dyer, Johnson, LeBlanc, Legate, Munro and Silverstein are current members, is the primary operating committee of the Board of Directors and is vested with the authority of the Board in most matters, except those powers which by law may not be delegated. The Executive Committee also serves as the Executive Committee of the Bank. Prior to January 1, 1999, the Executive Committee was also the Compensation Committee. During 1998, the Executive Committee met 12 times.

         The Audit Committee, which is comprised of Messrs. Camacho, Cameron, Klaren, Ribeiro and Silvia, is responsible for recommending the selection of the Company's independent public accountants, oversight of the internal audit function, reviewing the scope of the annual audit of the Company's financial statements, reviewing the report of the independent public accountants, reviewing the independent public accountants' recommendations to management concerning auditing, accounting and tax matters, reviewing, reporting on and compliance with the Federal Deposit Insurance Corporation Improvements Act's (FDICIA) requirements, aiding the Board in discharging its responsibility in financial reporting and related matters and reviewing the services and fees of the independent certified public accountants. The Audit Committee also serves as the Audit Committee of the Bank. During 1998, the Audit Committee met 4 times.

         The Compensation Committee, of which Messrs. Champagne, Dyer, Johnson, LeBlanc, Legate, Munro and Silverstein are current members, reviews and establishes salaries and other compensation of certain officers and employees of the Company. The Compensation Committee also serves as the Compensation Committee of the Bank. During 1998, the Compensation Committee met 1 time.

         The Board of Directors of the Company nominates candidates for election as Directors. In accordance with the Company's By-laws, the Board will consider nominees recommended by a stockholder of the Company, provided that the stockholder notifies the Clerk of the Company of the proposed nominee in writing, setting forth certain required information regarding the nominee. Such notification must be made in a timely manner, as set forth in the By-laws. To be timely, such notice must be received by the Company not less than 60 nor more than 150 days prior to the scheduled date of the annual meeting of stockholders, or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made, within 10 days of the date notice of the scheduled annual meeting was mailed or the day on which public disclosure of the date of the annual meeting was made. The Board, a designated committee thereof, or the presiding officer may reject any stockholder nomination that is not timely made or does not otherwise satisfy the requirements of the Company's By-laws in any material respect.

Compensation of Directors

         Members of the Company and Bank Boards receive $500 for each Board meeting that they attend. Prior to his death on September 10, 1998, the Chairman of the Board of the Company received an annual retainer of $50,000. The Company's Board has not elected a new Chairman nor has it determined what the compensation of any future Chairman would be. Members of the Bank's Executive Committee receive an annual retainer of $13,000 and members of the Bank's Audit Committee receive an annual retainer of $5,000. In addition, members of the Audit Committee (other than the Chairman) are paid $500 for each Company Audit Committee meeting that they attend and the Chairman of the Audit Committee is paid $600 for each Company Audit Committee meeting that he attends. The most senior member of the Board of Directors of the Bank receives an annual retainer of $7,000 for duties performed in connection with his appointment as a non-operating Vice President of the Company. Mr. Champagne does not receive any fees for service on the Board of Directors of the Company or the Bank or for service on any committees of either Board. Directors may participate in the Company's directors' deferred compensation plan pursuant to which directors may defer any compensation or fees earned from their position as a director of the Company.

                     PROPOSAL 2 -- 1999 STOCK INCENTIVE PLAN

         The Board of Directors of the Company has adopted the 1999 Stock Incentive Plan ("Stock Incentive Plan"), subject to approval by the stockholders. Under the Internal Revenue Code of 1986, as amended (the "Code"), stockholder approval is necessary for stock options relating to the shares issuable under the Stock Incentive Plan to qualify as incentive stock options under Section 422 of the Code. In addition, Nasdaq rules (the "Nasdaq Rules") and the Code of Massachusetts Regulations ("CMR") require stockholder approval of the Stock Incentive Plan. Approval for purposes of the Code and the Nasdaq Rules requires the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Stock

Incentive Plan. Approval for the purposes of CMR requires the affirmative vote of two-thirds of the total number of outstanding shares of Common Stock. The full text of the Stock Incentive Plan as adopted by the Board of Directors is printed as Appendix A, beginning on page A-1. The following is a summary of some of its provisions.

         The Stock Incentive Plan will be administered by the Stock Incentive Plan Committee (the "Committee") of the Board of Directors consisting of all members of the Compensation Committee who qualify as Outside Directors and shall consist of at least two (2) members at all times. Outside Directors means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and
(iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. An Outside Director is also determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder. Except as specifically reserved to the Board under the terms of the Stock Incentive Plan, the Committee shall have full and final authority to operate, manage and administer the Stock Incentive Plan on behalf of the Company. Awards may be granted under the Stock Incentive Plan to officers, directors and key employees of the Company or its subsidiaries. In addition, the Committee may grant eligibility to consultants and advisors of the Company or its subsidiaries.

         The Stock Incentive Plan authorizes the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Code, (ii) options that do not so qualify ("Nonqualified Options"), (iii) shares of stock at no cost or at a purchase price set by the Committee, subject to restrictions and conditions determined by the Committee ("Conditioned Stock Awards"), (iv) unrestricted shares of stock free of any restrictions under the Stock Incentive Plan at prices set by the Committee ("Unrestricted Stock Awards"), (v) rights to acquire shares of Common Stock upon attainment of performance goals specified by the Committee ("Performance Share Awards"), (vi) payment rights which are exercisable only upon a "change in control" of the Company (which term shall be defined by the Committee in the applicable agreement granting the change of control payment right) ("Change of Control Payment Rights") and (vii) rights to receive cash payments based on or measured by appreciation in the market price of the Common Stock ("Stock Appreciation Rights"). Up to 1,960,000 shares of Common Stock (subject to adjustment upon certain changes in the capitalization of the Company) may be issued pursuant to awards granted under the Stock Incentive Plan which number equals 14% of the aggregate number of shares of Common Stock issued by the Company in connection with its conversion from mutual to stock form ("Conversion Shares"). The maximum number of shares which may be issued under Conditioned Stock Awards is 560,000 (which number equals 4% of the aggregate number of Conversion Shares). The maximum number of shares which may be issued as a result of other awards under the Stock Incentive Plan is 1,400,000 (which number equals 10% of the aggregate number of Conversion Shares). No Stock Incentive Plan participant may be granted awards (including Stock Appreciation Rights) with respect to more than 490,000 shares of Common Stock in any calendar year.

         If any option is exercised by the delivery of a number of shares of Common Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an option under this Stock Incentive Plan, only the number of shares of Common Stock issued net of the shares of Common Stock delivered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Stock Incentive Plan.

         No Incentive Options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company ("greater-than-ten-percent-stockholders"). The exercise price of Incentive Options granted under the Stock Incentive Plan must be at least equal to the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an optionee in any calendar year may not exceed one hundred thousand dollars ($100,000). Any excess shall be treated as a Nonqualified Option.

         Unless otherwise provided in the applicable agreement pursuant to which the options were granted, options generally may not be exercised (i) in the case of voluntary resignation after thirty (30) days from the last day of the optionee's employment or, in the case of a director, after thirty (30) days from the effective date of the optionee's resignation from the Board of Directors (or such longer period as the Committee shall specify at any time) or after the expiration of the stated term of the option, if earlier, (ii) in the case of termination for cause, after the end of the last day of the optionee's employment or directorship provided, however, that the Committee may, in its sole discretion provide that such option can be exercised for such longer period as the Committee shall specify at any time or after the expiration of the stated term of the option, if earlier, (iii) in the case of termination without cause, after thirty (30) days from the last day of the optionee's employment or directorship (or such longer period as the Committee shall specify at any time),
(iv) three months after termination of the optionee's employment or directorship with the Company by retirement in accordance with the Company's retirement policies (or such longer period as the Committee shall specify at any time) or after the expiration of the stated term of the option, if earlier, (v) six months following the optionee's termination of employment or directorship with the Company by reason of disability (or such longer period as the Committee shall specify at any time) or after the expiration of the stated term of the option, if earlier, or (vi) one year following the optionee's termination of employment or directorship with the Company by reason of death (or such longer period as the Committee shall specify at any time) or after the expiration of the stated term of the option, if earlier. All awards other than Incentive Options granted under the Stock Incentive Plan shall contain such terms and conditions with respect to its termination as the Committee in its discretion may from time to time determine. Payment of the exercise price of the shares subject to the option may be made (i) in cash or by certified or bank check or other instrument acceptable to the Committee for an amount equal to the option price for such shares, (ii) with the consent of the Committee, in the form of shares of Common Stock having a fair market value equal to the option price of such shares, (iii) if permitted by the Committee, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price, provided that the optionee and the broker comply with any procedures and enter into any agreements prescribed by the Committee as a condition of such payment procedure,
(iv) if permitted by the Committee, in its discretion, by reducing the number of option shares otherwise issuable to the optionee upon exercise of the option by a number of shares having a fair market value equal to such aggregate exercise price, or (v) by any other means which the Committee determines are consistent with the purpose of the Stock Incentive Plan and with applicable laws and regulations.

         Unless determined otherwise by the Committee, options under the Stock Incentive Plan shall not be transferable other than by will or by the laws of descent and distribution, and all options shall be exercisable, during the optionee's lifetime only by the optionee. The Committee may, however, permit transferability or assignment of a Nonqualified Option for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act.

         At the discretion of the Committee, options granted under the Stock Incentive Plan may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Common Stock would automatically be granted an additional option (with an exercise price equal to the fair market value of the Common Stock on the date the additional option is granted and with the same expiration date as the original option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original option.

         The Committee in its discretion may grant Conditioned Stock Awards which are awards entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of grant and may be based on continuing employment and/or achievement of performance goals. The Committee also has the discretion to grant to any eligible person Unrestricted Stock Awards which may be granted or sold in respect of past services or other valid consideration. The Committee also has the discretion to grant Performance Share Awards based upon the achievement of specified performance goals. Performance Share Awards are intended to constitute "performance-based" compensation within the meaning of
Section 162(m) of the Code and shall be based on one or more of the following criteria: net income, as adjusted for non-recurring items, cash earnings, earnings per share, cash earnings per share, return on equity, return on assets, assets, stock price, total shareholder return, capital, net interest income, market share, cost control or efficiency ratio and asset growth.

         The Stock Incentive Plan also authorizes the Committee to grant Stock Appreciation Rights which entitle the holder to receive cash or any combination of Common Stock and cash (subject to the approval of the Committee in its sole discretion) equal in value to the excess of the fair market value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the grant price of such Stock Appreciation Right. Contemporaneously with the grant of any option, the Plan also provides for the Committee to grant a Change of Control Payment Right. Change of Control Payment Rights are related to specific options granted and become exercisable only upon a change in control of the Company. Upon exercise, the holder will be entitled to receive in lieu of purchasing the Common Stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the underlying option and the fair market value of the shares of Common Stock subject to such option on the date the Change of Control Payment Right is exercised.

         Any participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Nonqualified Option, Conditioned Stock Award, Unrestricted Stock Award, Performance Share Award and Stock Appreciation Rights.

         No award can be made under the Stock Incentive Plan that would be prohibited by 209 CMR ss.33.28(1)(u). Notwithstanding any other provision contained in the Stock Incentive Plan, no award granted before the date which is one (1) year from the date of the conversion of the Company from mutual to stock form shall become vested or exercisable before the date which is one year after the approval of the Stock Incentive Plan by the stockholders of the Company or at a rate in excess of 20% per year of the total number of stock awards or options (whichever may be the case) granted to such participant, provided, that the Committee may provide that such awards shall become fully vested or immediately exercisable in the event of a participant's termination of employment or service due to death or disability or with the permission of the Massachusetts Commissioner of Banks ("Commissioner").

         The Stock Incentive Plan complies with the regulations of the Commissioner. THE COMMISSIONER IN NO WAY ENDORSES OR APPROVES THE STOCK INCENTIVE PLAN, AND NO REPRESENTATION TO THE CONTRARY IS MADE IN THIS PROXY STATEMENT.

Federal Income Tax Information with Respect to the Stock Incentive Plan.

         Incentive and Non-Qualified Stock Options. The grantee of a Nonqualified Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonqualified Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

         The grantee of an Incentive Option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Option is made by the option holder within two years from the date of the grant of the Incentive Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated as long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such two-year and one-year periods (a "Disqualifying Disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Option is treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

         Conditioned Stock Awards. The grantee of a Conditioned Stock Award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a Conditioned Stock Award recognizes no income for federal income tax purposes upon the receipt of Common Stock pursuant to that award, unless, as described below, he otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the Common Stock acquired pursuant to the Conditioned Stock Award on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares. Such capital gain will be long-term capital gain if the grantee held the Common Stock acquired pursuant to the Conditioned Stock Award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the Common Stock acquired pursuant to the Conditioned Stock Award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.

         Alternatively, the grantee of a Conditioned Stock Award may elect, pursuant to Section 83(b) of the Code, within 30 days of the acquisition of Common Stock pursuant to the Conditioned Stock Award, to include in gross income as ordinary income for the year in which the Common Stock is received, the fair market value of the Common Stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. The proceeds of a disposition of Common Stock acquired pursuant to a Conditioned Stock Award will be taxable as capital gain to the extent that the proceeds exceed the grantee's basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the Common Stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the Common Stock acquired pursuant to a Conditioned Stock Award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of Conditioned Stock Awards who wish to make an election pursuant to Section 83(b) of the Code are advised to consult their own tax advisors.

         Unrestricted Stock Awards. The grantee of an Unrestricted Stock Award will recognize as ordinary income the difference between the fair market value of the Common Stock granted pursuant to an Unrestricted Stock Award less the amount, if any, the grantee paid for such stock in the taxable year the grantee receives such Common Stock. The grantee's basis in any Common Stock received pursuant to the grant of an Unrestricted Stock Award will be equal to the fair market value of the Common Stock on the date of receipt of the Common Stock. Any gain realized by the grantee of an Unrestricted Stock Award upon a subsequent disposition of such Common Stock will be treated as long-term capital gain if the recipient held the shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

         Performance Share Awards. The federal income tax laws applicable to Performance Share Awards are identical to those applicable to Conditioned Stock Awards. See "-- Conditioned Stock Awards."

         Stock Appreciation Rights. The grantee of a Stock Appreciation Right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Stock Appreciation Right, the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right, is treated as compensation to the grantee and is taxable as ordinary income in the year of exercise. If the grantee of a Stock Appreciation Right does not exercise such right, the excess of the fair market value of the Company's Common Stock on the last day of the term of the Stock Appreciation Right over the exercise price of the Stock Appreciation Right, if any, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right, is treated as compensation to the grantee and is taxable as ordinary income in the year the Stock Appreciation Right lapses.

         If upon the exercise of a Stock Appreciation Right or upon the lapse of a Stock Appreciation Right the grantee receives Common Stock, the grantee's basis in those shares which will be used in computing any capital gain or loss upon disposition of such shares will be equal to the fair market value of those shares on the date of exercise or lapse. Any gain recognized by the recipient upon a subsequent disposition of such shares is treated as long-term capital gain if the recipient held such shares for more one year, and short-term capital gain if the recipient held the shares for one year or less.

         Change of Control Payment Rights. The grantee of a Change of Control Payment Right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Change of Control Payment Right, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the Option to which the Change of Control Payment Right relates, multiplied by the number of shares of Common Stock with respect to which such Change of Control Payment Right is exercised, is treated as compensation to the grantee and is taxable as ordinary income in the year of exercise.

         Taxation of the Company. Generally, subject to certain limitations, the Company may deduct on its corporate income tax returns, in the year in which a Stock Incentive Plan participant recognizes ordinary income upon the occurrence of any of the following events, an amount equal to the amount recognized by the grantee as ordinary income upon the occurrence of these events: (1) the exercise of a Nonqualified Stock Option, (2) a Disqualifying Disposition of an Incentive Option, (3) a lapse of a substantial risk of forfeiture of a Conditioned Stock Award or a Performance Share Award, (4) a grantee's election to include in income the fair market value of Common Stock received in connection with a Conditioned Stock Award or a Performance Share Award, (5) the grant of an Unrestricted Stock Award; (6) the exercise or lapse of a Stock Appreciation Right; and (6) the exercise of a Change of Control Payment Right.

         The Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the Stock Incentive Plan qualified under Section 401(a) of the Code.

         Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the Stock Incentive Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE SEACOAST FINANCIAL SERVICES CORPORATION 1999 STOCK INCENTIVE PLAN.

                                   MANAGEMENT

Executive Officers

         The names and ages of all executive officers of the Company and the Bank and the principal occupation and business experience during at least the last five years for each are set forth below as of April 15, 1999.

         Each of Messrs. Short, Kelleher, Rigby, Taber, Camara and Rice and Ms. Belanger serve as a Vice President of the Company, a position each (except Messrs. Short and Rice) has held since the formation of the Company in 1994. Mr. Short has served as Vice President of the Company since 1997 and Mr. Rice has served as Vice President of the Company since October 1998.

         Kevin G. Champagne. See "Information Regarding Nominees and Directors" above.

         Arthur W. Short served as Treasurer of the Company since its formation in 1994 until 1997. He currently serves as Executive Vice President of the Bank, a position he has held since 1993, and as Chief Operating Officer of the Bank, a position he has held since 1997. Prior to 1997, Mr. Short served as Treasurer and Chief Financial Officer of the Bank. He joined the Bank in 1981. Mr. Short is 58 years old.

         John D. Kelleher has served as Executive Vice President of the Bank since 1993 and has headed the Bank's Lending Division since 1984. Mr. Kelleher joined the Bank's Management Training Program in 1971. Mr. Kelleher is 53 years old.

         Francis S. Mascianica, Jr. has served as Senior Vice
President/Treasurer and Chief Financial Officer of the Bank since 1997 and as Treasurer of the Company since 1997. Mr. Mascianica has held various positions with the Bank since he joined the Bank in 1981. He is 51 years old.

         Carolyn A. Belanger has served as Senior Vice President and head of the Retail Banking Division of the Bank since 1994. Ms. Belanger has held various positions with the Bank since she joined the Bank in 1966. She is 50 years old.

         William D. Rigby has served as Senior Vice President since 1994 and Manager of the Consumer Lending Department of the Bank since 1985, when he joined the Bank. He is 51 years old.

         Carl W. Taber has served as Senior Vice President since 1993 and head of Mortgage Lending of the Bank since 1984. Mr. Taber joined the Bank's Management Training Program in 1975. He is 45 years old.

         Robert J. Camara has served as Senior Vice President and Loan Servicing Manager of the Bank since 1997. He joined the Bank in 1987 as Assistant Vice President and Auditor and became Vice President and Loan Servicing Manager in 1990. Mr. Camara is 42 years old.

         James R. Rice has served as Senior Vice President of Marketing of the Bank since December 1998. He joined the Bank in 1997 as Vice President of Marketing. Prior to joining the Bank, Mr. Rice served as a Senior Marketing Manager for BankBoston from 1995 to 1997 and as Vice President of Marketing for Medford Savings Bank from 1988 to 1995. Mr. Rice is 37 years old.

         All executive officers of the Company and the Bank hold office until the first meeting of the Board of Directors following the annual meeting of stockholders or special meeting in lieu thereof and until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them. Officers may generally be removed from office by vote of a majority of the full Board of Directors.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank as well as certain other compensation paid or accrued for services rendered in all capacities during the fiscal years ended October 31, 1997 and 1998 and for the "stub period" of November 1, 1998 to December 31, 1998 to the Chief Executive Officer of the Bank and the four other executive officers of the Company or the Bank who received total annual compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                     November
                                                    1, 1998 to
                                                     December             Annual Compensation
                                        Fiscal       31, 1998      ----------------------------------     All Other(5)
Name and Principal Position             Year(1)      Salary(2)     Salary      Bonus(3)      Other(4)     Compensation
---------------------------             -------      ---------     ------      --------      --------     ------------
Kevin G. Champagne..................     1998         $54,412     $263,849     $75,601          0           $48,506
    President and Chief Executive        1997                      225,387      59,801          0             5,794
    Officer of the Company and the
    Bank

Arthur W. Short.....................     1998          33,940      155,275      34,431          0             7,700
    Vice President of the Company;       1997                      143,505      34,750          0             6,912
    Executive Vice President and
    Chief Operating Officer of the
    Bank

John D. Kelleher....................     1998          31,652      140,686      31,164          0             6,649
    Vice President of the Company;       1997                      133,920      31,568          0             6,125
    Executive Vice President/Lending
    of the Bank

James E. Lambert(6).................     1998          24,231      125,079      23,940          0             6,182
    Vice President of the Company;       1997                      120,002      23,400          0             5,996
    Executive Vice
    President/Commercial Lending of
    the Bank

Carolyn A. Belanger.................     1998          21,220      109,577      24,276          0             5,593
    Vice President of the Company;       1997                      102,561      24,651          0             4,588
    Senior Vice President/Retail
    Banking of the Bank


------------------

(1) Because the Company did not become a public company until November 20, 1998, Summary Compensation information is not provided for 1996 in accordance with the rules of the SEC.

(2) Salary information for the "stub period" is disclosed because of the change in fiscal year from October 31 to December 31 and includes salary earned for five (5) pay periods.

(3) Represents bonuses paid in December of each year for the preceding fiscal year ended October 31.

(4) Perquisites and other personal benefits paid to each officer included in the Summary Compensation Table in each instance aggregated less than 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each officer, and accordingly, are omitted from the table in accordance with the rules of the SEC.

(5) For 1998, includes the Bank's matching contributions under its 401(k) plan of $5,000, $5,000, $4,921, $4,454 and $4,027 for Messrs. Champagne, Short,
    Kelleher and Lambert and Ms. Belanger, respectively. Also includes premiums paid by the Bank for group term life insurance of $1,044, $2,700, $1,728, $1,728 and $1,566 for Messrs. Champagne, Short, Kelleher and Lambert and Ms. Belanger, respectively. For Mr. Champagne, includes $42,462 contributed to his account under the Bank's executive deferred compensation plan as a supplemental retirement benefit.

(6) Mr. Lambert passed away on March 9, 1999.

Compensation Committee Report on Executive Compensation

       The Company's Compensation Committee is Messrs. Champagne, Dyer, Johnson, LeBlanc, Legate, Munro and Silverstein who are each also members of the Company's Executive Committee. The Company's compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based on the performance of the Company (as compared to its annual business plan). The Committee reviews both components of compensation to ensure salaries remain competitive and bonuses reward performance.

       Salaries for executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in the industry and were reviewed and established in December 1997 for 1998. In setting 1998 compensation levels, the committee reviewed executive officer compensation data contained in the Massachusetts Bankers Association 1997 Banking Compensation Report conducted by W. M. Sheehan & Company Inc. ("Sheehan Survey"), which contained data from over 140 banks in the New England area and the 1997 Northeast Banking Industry Compensation Survey prepared by KPMG Peat Marwick LLP ("KPMG Survey") which included data from 174 banking organizations located in nine northeastern states. The Chief Executive Officer prepared a performance review, including an assessment of prior-year performance for each executive officer, then communicated this information to the Compensation Committee. Based on this information and its performance review of the Chief Executive Officer, which is based on its assessment of the degree to which the Chief Executive Officer accomplished strategic and financial achievements, the Compensation Committee made recommendations to the Board of Directors, which establishes annual executive salaries for the next year.

       All employees of the Company participate in the Bank's Incentive Compensation Plan ("Bonus Plan"). Payments under the Bonus Plan are contingent on the Bank meeting its strategic and operational objectives for the fiscal year. Bonuses may be awarded for the achievement of the Bank's financial performance goals. Bonus awards are determined by a defined formula; factors considered in this formula include financial performance of the Bank and Bank performance compared to both a return-on-assets and a return-on-equity basis. The 1998 performance goals for the Bank were a return-on-equity target of 10% to 15% and a return-on-assets target of .90% to 1.35%. Based on the extent to which the Bank achieves those objectives, participants may receive from 0% to 40% of base salary depending on their Bonus Plan group. The Compensation Committee reviews both individual performance and Bank goals annually, however, the Board of Directors has final authority with respect to all bonus awards.

       Chief Executive Officer Compensation. Mr. Champagne's salary and bonus are determined by the Compensation Committee substantially in accordance with the policies described above relating to all executives of the Company. In particular, the Compensation Committee considered, among other things, the following performance criteria in determining Mr. Champagne's 1998 base salary:
(1) return on assets and return on equity of the Company; (2) selection and management of staff; (3) development of regional business relationships; (4) effective management of budgets and asset growth; and (5) development of new opportunities for business expansion. The grant of a cash bonus to Mr. Champagne for fiscal 1998 reflects the Company's achievement of certain performance objectives as specified in the Bonus Plan.

       In December 1997, the Compensation Committee increased Mr. Champagne's salary for fiscal 1998. This salary increase reflected a review of both the Sheehan Survey and KPMG Survey for Chief Executive Officer salaries in the peer group, the continuing improvement in the performance of the Company, recognized Mr. Champagne's achievement of certain strategic goals including building an experienced management team, improving asset quality and developing a strategic plan for the Company, and established Mr. Champagne's salary at a level that is comparable to that of other chief executive officers of similarly situated banks.

                             COMPENSATION COMMITTEE

                             Kevin Champagne           Frederic D. Legate
                             Howard C. Dyer, Jr.       A. William Munro
                             Glen F. Johnson           Joseph H. Silverstein
                             J. Louis LeBlanc

Compensation Committee Interlocks and Insider Participation

       Until January 1, 1999, the Executive Committee served as the Compensation Committee. Its current members are Messrs. Champagne, Dyer, Johnson, LeBlanc, Legate, Munro and Silverstein. Mr. Champagne, the President and Chief Executive Officer of the Company does not participate in deliberations involving his own compensation.

       No executive officer of the Company or the Bank served (i) as a member of the compensation committee of another entity, one of whose executive officers served on the Executive Committee of the Company and the Bank; (ii) as a director of another entity, one of whose executive officers served on the Executive Committee of the Company and the Bank; or (iii) as a member of the compensation committee of another entity, one of whose executive officers served as a trustee or director of the Company or the Bank.

Performance Graph

       The Company completed its mutual to stock conversion and its initial public offering on November 20, 1998, after the end of the Company's fiscal year end of October 1998. Since the Company was not public during its most recently completed fiscal year, a performance graph comparing the performance of the Company's cumulative stockholder return with that of a broad market index and a published industry index has not been included.

401(k) Plan

       The Bank maintains a Savings Banks Employees Retirement Association 401(k) Plan, which is a qualified, tax-exempt plan. All employees who have attained age 21 and have completed one year of employment during which they worked at least 1,000 hours are eligible to participate.

       Under the 401(k) Plan, participants are permitted to make salary reduction contributions up to the lesser of 15% of compensation or $10,000 (as indexed annually). All employee contributions and earnings thereon are fully and immediately vested. A participant may withdraw salary reduction contributions in the event the participant suffers a financial hardship. The 401(k) Plan permits employees to direct the investment of their own accounts into various investment options. The Bank matches 50% of the first 6% of compensation that a participant contributes to the 401(k) Plan.

       Plan benefits will be paid to each participant in the form of a life annuity (or joint and survivor annuity if married) upon retirement or death unless an alternate form of distribution (lump sum or equal payments over a fixed period) is selected. If a participant terminates employment prior to retirement, his vested benefit will be held by the 401(k) Plan until the participant elects to receive his benefit from the plan. If a participant (and the participant's spouse, if married) elects to receive benefits after termination of employment prior to normal or early retirement age, benefits will be paid in a lump sum. Normal retirement age under the plan is age 65. Early retirement age is age 59 1/2.

Employee Stock Ownership Plan

       The Bank has established an Employee Stock Ownership Plan (the "ESOP"), effective as of January 1, 1998. Employees with at least one year of employment with the Bank and who have attained age 21 are eligible to participate. The ESOP has borrowed funds from the Company to purchase 1,120,000 shares of the Company's stock, which shares serve as collateral for the loan. The loan will be repaid principally from the Bank's contributions to the ESOP, over a period of 20 years. Shares purchased by the ESOP will be held in a suspense account for allocation among participants as the loan is repaid.

       Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among ESOP participants on the basis of compensation in the year of allocation. Participants in the ESOP will receive credit for years of service prior to the effective date of the ESOP. Benefits generally vest at the rate of 20% per year beginning in the second year of service until a participant is 100% vested after six years or upon normal retirement (as such term is defined in the ESOP), disability or death of the participant or a change in control (as such term is defined in the ESOP). A participant who terminates employment for reasons other than death, retirement or disability prior to seven years of credited service will forfeit the nonvested portion of his benefits under the ESOP. Benefits will be payable in the form of the Company's common stock and cash upon death, retirement, early retirement, disability or separation from service. Benefits payable under the ESOP will depend on a number of factors, including the Bank's contributions to the ESOP and the market value of the Company's common stock. The Bank is required to record compensation expense in an amount equal to the fair market value of the shares released from the suspense account.

       The Bank has established a committee of three officers of the Bank to administer the ESOP, and has appointed its President and Chief Executive Officer to serve as trustee of the ESOP. The ESOP committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to his fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, nondirected shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA. Currently no shares have been allocated to participants and as a result the shares are entitled to be voted by the trustee in his discretion.

Employment and Change in Control Agreements

       The Company and the Bank have entered into certain employment agreements (each such agreement, an "Employment Agreement" and, such agreements collectively, the "Employment Agreements") and certain change in control agreements (the "Change in Control Agreements") with Messrs. Champagne, Short, Kelleher and Mascianica and Ms. Belanger (collectively, the "Officers"). The Employment Agreements provide that the Officers will receive certain benefits and a base salary equal to $270,000, $156,500, $141,650, $103,380 and $110,346,
respectively, subject to increases in accordance with the usual practices of the Company and the Bank with respect to review of compensation of their senior executives.

       Mr. Champagne's Employment Agreement has a three-year term and the Employment Agreements of the other Officers have two-year terms. The terms all commenced on November 20, 1998, and each term extends by one day for each day that an Officer remains employed by the Bank or (in the case of Mr. Champagne) by the Bank or the Company until either of the officer or the Bank or (in the case of Mr. Champagne) the Bank or the Company give a notice of non-renewal. Under each of the Employment Agreements, the Company (in the case of Mr. Champagne) and the Bank (in the case of the other Officers) may terminate an Officer's employment at any time for "cause," as such term is defined in such agreements, without incurring any continuing obligations to the Officer. If the Company or the Bank terminates an Officer's employment for any reason other than for cause or if the Officer terminates the Officer's employment for "good reason," as such term is defined in the Employment Agreements, the Company and the Bank will become obligated to provide the Officer: (i) an amount equal to the sum of (a) the Officer's base salary or other compensation earned through the date of termination, (b) the Officer's pro rata share of the Officer's highest annual bonus paid during the three fiscal years preceding such termination and (c) all accrued vacation and deferred compensation; (ii) a lump sum severance benefit equal to three times (in the case of Mr. Champagne) or two times (in the case of the other Officers) the sum of (a) the Officer's annual base salary and (b) the highest annual bonus paid to the Officer in the three fiscal years preceding the termination; (iii) disability and medical benefits specified in the Officer's Employment Agreement for the duration of what otherwise would have been the remaining term of the Employment Agreement (which, as a result of the daily extension of the term of the Agreements, will always be three years for Mr. Champagne and two years for the other Officer); and (iv) a pension adjustment as specified in the Employment Agreement. The Employment Agreements also provide certain retirement, death and disability benefits. Mr. Champagne's Employment Agreement includes a provision reimbursing him, on an after-tax basis, for any "golden parachute" excise taxes.

       The Change in Control Agreements provide that an Officer may receive certain benefits if the Officer is terminated within three years of a "Change in Control" (as such term is defined in the Change in Control Agreements) of either the Company or the Bank. An Officer would receive such termination benefits if the Company or the Bank terminated the Officer for any reason other than death or "cause," as such term is defined in the Employment Agreements, or if the Officer terminated the Officer's employment following: (i) a significant change in the nature or scope of the Officer's responsibilities, authorities, powers, functions or duties; (ii) a determination by the Officer that, as a result of a Change in Control, the Officer is unable to exercise the responsibilities, authorities, powers, functions or duties exercised by the Officer immediately prior to such Change in Control; (iii) a reduction in the Officer's annual base salary; (iv) a significant relocation of the offices of the Company or the Bank;
(v) a failure of either the Company or the Bank to pay any portion of compensation due to the Officer; (vi) the termination of or a material reduction in the Officer's benefits; or (vii) a failure of the Company or the Bank to obtain a satisfactory agreement from any successor to assume and agree to perform the Officer's Change in Control Agreement. The benefits in the case of both Mr. Champagne and the other Officers are: (i) a lump sum severance payment equal to three times the "base amount," as such term is defined in Section 280G(b)(3) of the Code, applicable to the Officer minus $1.00 and (ii) for a period of three years, the Officer's disability and medical benefits existing on the date of the termination. Alternatively, an Officer could elect to receive such termination benefits as the Officer would be entitled to under the Officer's Employment Agreement, but may not receive payments under both agreements. The Company has also entered into Change in Control Agreements with three other officers that are substantially similar to the foregoing, except that the benefit is equal to two (rather than three) times the "base amount" and is payable only if employment terminates within one year after the Change in Control.

       Cash and benefits paid to each Officer under the Change in Control Agreements together with payments under other benefit plans following a change in control of the Company or the Bank may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company or the Bank. The Change in Control Agreements place limitations on the salary and benefits the Officers can receive so that such payments do not exceed the Section 280G limits. However, such limitations would not apply if an Officer elects to receive payments under his or her Employment Agreement instead of his or her Change in Control Agreement.

Compensation of Officers and Directors Through Benefit Plans

       Defined Benefit Pension Plan. The Bank maintains the Savings Banks Employees Retirement Association Pension Plan, which is a qualified, tax-exempt defined benefit plan (the "Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of two years and have been credited with 1,000 or more hours of service with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank contributes annually an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with ERISA.

       The retirement benefit provided is an amount equal to 1.25% of a participant's average compensation based on the average of the three consecutive years providing the highest average compensation multiplied by the participant's years of service (up to a maximum of 25 years) plus 0.6% of such average compensation in excess of covered compensation multiplied by the participant's total number of years of service (up to a maximum of 25 years). Normal retirement age is 65. Retirement benefits are also payable upon disability or death. A reduced benefit is payable upon early retirement at age 62, at age 55 and the completion of ten years of service with the Bank or at age 50 and the completion of 15 years of such service. Benefits under the Retirement Plan are payable in various annuity forms as well as in the form of a single lump sum payment. As of October 31, 1998, the most recent date for which information is available, the market value of the Retirement Plan's assets was $9.8 million.

       The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement by existing employees at age 65 between November 1, 1997 and October 31, 1998, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified below:

                        Projected Annual Pension Benefit
                            Based on Years of Service
                        --------------------------------

       Average                                                       25 Years
    Compensation        10 Years       15 Years       20 Years       and After
    ------------        --------       --------       --------       ---------
     $  20,000          $  2,500       $  3,750       $  5,000       $  6,250
        40,000             5,532          8,298         11,065         13,831
        60,000             9,232         13,848         18,465         23,081
        80,000            12,932         19,398         25,865         32,331
       100,000            16,632         24,948         33,265         41,581
       120,000            20,332         30,498         40,665         50,831
       125,000            21,257         31,886         42,515         53,143
       140,000            24,032         36,048         48,065         60,081
       150,000            25,882         38,823         51,765         64,706
       160,000(1)         27,732         41,598         55,465         69,331

----------
(1) Beginning November 1, 1997, Federal law does not permit defined benefit pension plans to recognize compensation in excess of $160,000 for plan years (for SBERA plans).

       At October 31, 1998, the approximate years of credited service for the executive officers named in the Summary Compensation Table were as follows:

                                                 Years of Credited
                           Name                  Service at Age 65
                  ------------------             -----------------
                  Kevin G. Champagne                    25
                  Arthur W. Short                       25
                  John D. Kelleher                      25
                  Carolyn A. Belanger                   25

Executive Salary Continuation Agreements.

       The Bank has entered into a salary continuation agreement with four of its executive officers: Messrs. Champagne, Short, Kelleher and Mascianica. The agreements provide each officer with a supplemental retirement benefit in an amount equal to 25% of the average of the three highest years of compensation (including salary and bonuses) paid to the officer in the ten years of employment immediately preceding the officer's retirement. The benefit is payable monthly, for a period of 15 years, commencing on the first day of the month next following the officer's retirement. A reduced benefit is payable if the officer retires prior to the age of 65, but after age 55. If the officer dies while employed by the Bank, a monthly benefit will be paid to the officer's beneficiary for a period of 15 years in an amount equal to 25% of the officer's salary on the date of his death. If the officer's employment with the Bank is terminated prior to the age of 55 other than for cause, the officer is entitled to a benefit equal to 5% of the benefit he would have received upon retirement at age 65, multiplied by the number of years of service between the age of 35 and termination of employment. The agreements provide that the Bank may not merge or consolidate into another corporation or sell substantially all of its assets to another corporation unless such corporation agrees to assume and discharge the obligations of the Bank under the agreements. The agreements are funded by life insurance policies, of which the Bank is the owner and beneficiary, held in a "rabbi" trust.

       The Bank has agreed to calculate each year the additional amount that would need to be accrued in order to result in the executive receiving 70% of the average of the three highest years of compensation paid to the officer in the ten years of employment immediately preceding the officer's retirement from a combination of the Bank's defined benefit plan, executive salary continuation agreement, the Bank's contribution to the executive's 401(k) plan, the ESOP, social security and any supplemental funding. This amount, if any, is added to the executive's account under the Bank's deferred compensation plan.

Executive Deferred Compensation Plan.

       The Bank has a deferred compensation plan for the benefit of certain of its senior management employees, as designated from time to time by the President of the Bank. At the current time, 17 employees are eligible to participate in the plan. Participants may defer 1% to 15% of their base salary and 1% to 100% of any bonus to which they are entitled. Deferred amounts are credited to each participant's account and are held in a "rabbi" trust. The deferred compensation plan permits employees to direct the investment of their own accounts into various investment options. Distributions to a participant are made upon the earliest of the participant's retirement, death or other termination of employment, in the form requested by the participant in his or her salary reduction deferral election. The plan permits, at the Committee's discretion, withdrawals in the event of a financial hardship caused by an unforeseeable emergency.

Certain Transactions with Management and Others

       The Bank makes loans to non-officer directors of the Company and the Bank. Such loans are made on the same terms and conditions as those of comparable transactions with the general public and do not present more than the normal risk of collectibility.

                             PRINCIPAL STOCKHOLDERS

       The following table sets forth certain information as of April 1, 1999 regarding each Director of the Company, each executive officer named in the Summary Compensation Table, all Directors and executive officers of the Company as a group and each person known by the Company to own beneficially more than 5% of the Company's common stock.

                                                       Amount and Nature of                 Percent of
            Name                                      Beneficial Ownership(1)                Class (2)
-------------------------------------            -------------------------------          ----------------

Wellington Management Company, LLP                        1,467,000(3)                          5.48
75 State Street
Boston, Massachusetts 02109

Carolyn A. Belanger                                           5,940(4)                          *

Manuel G. Camacho                                            10,000(5)                          *

David P. Cameron                                              5,000                             *


Kevin G. Champagne                                           24,977(6)                          *

Howard C. Dyer, Jr.                                           5,500                             *

Mary F. Hebditch                                             32,360(7)                          *

Glen F. Johnson                                              15,000                             *

John D. Kelleher                                             15,000(8)                          *

Thornton P. Klaren, Jr.                                       5,740(9)                          *

J. Louis LeBlanc                                             47,900(10)                         *

Frederic D. Legate                                          553,928(11)                         2.07

Reale J. Lemieux                                             17,731(12)                         *

A. William Munro                                            135,000(13)                         *

Carl Ribeiro                                                 30,000(14)                         *

Arthur W. Short                                               4,702(15)                         *

Joseph H. Silverstein                                        10,000                             *


Gerald H. Silvia                                             11,500(16)                         *

Directors and executive officers as a group (22
persons)                                                    950,855                             3.55

----------
*      Less than 1%

(1) Except as otherwise noted, all persons have sole voting and investment power over their shares.

(2) Calculated based on outstanding shares of Common Stock on April 1, 1999 of 26,758,134.

(3) The Company has received a copy of a report on Schedule 13G with a signature dated December 31, 1998, filed by Wellington Management Company, LLP. ("WMC"). The report states that on December 31, 1998, the shares were held of record by clients of WMC which acts as an investment adviser. WMC held a shared power to vote or to direct the disposition of 744,900 shares and the shared power to dispose or to direct the disposition of all the shares listed in this table.

(4)  Shares held by 401(k) plan.

(5)  Includes 5,000 shares owned by spouse.

(6) Includes 2,700 shares owned by spouse, 8,939 shares held by executive deferred compensation plan, 7,388 shares held by 401(k) plan and 50 shares held as custodian for daughter and does not include the 1,120,000 held by the ESOP, for which Mr. Champagne serves as trustee. See "Employee Stock Ownership Plan" above.

(7)  Includes 4,469 shares held in IRA.

(8) Includes 13,570 held in IRA, 500 shares held as custodian for son and 930 shares held in spouse's IRA.

(9)  Includes 2,800 shares owned by spouse and 240 shares owned by daughter.

(10) Includes 35,000 shares held in trust of which Mr. LeBlanc is the sole trustee and over which he has sole voting and investment power but in which he has no pecuniary interest; and includes 7,400 shares held by IRA; 3,000 shares held by spouse; and 1,000 shares held in spouse's IRA.

(11) Includes 31,925 shares owned by spouse, 3,566 held in IRA, 4,578 held in spouse's IRA and 11,085 held by Sandwich Co-operative Bank ESOP which has now been merged with the Bank's ESOP.

(12) Includes 3,270 held by IRA and 3,095 held in spouse's IRA.

(13) Includes 50,000 shares held by company of which Mr. Munro is the principal owner and 75,000 shares held jointly with his spouse in an IRA.

(14) Includes 6,000 shares held by spouse and 5,000 shares held by company of which Mr. Ribeiro is the principal owner.

(15) Represents 1,072 shares held by 401(k) plan and 3,630 shares held by executive deferred compensation plan.

(16) Includes 6,200 shares held by spouse.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       The Company did not have a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") during the fiscal year ended October 31, 1998. Therefore, no Forms 3, 4 or 5 were required to be filed for the fiscal year then ended.

                         INFORMATION CONCERNING AUDITORS

       The Board of Directors has selected Arthur Andersen LLP to audit the Company's financial statements for the current fiscal year. That firm also served as the auditors for the Company during the past fiscal year. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                                  SOLICITATION

       Brokers, banks and other nominees will be reimbursed for out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of Common Stock. In addition to the solicitation by mail, solicitations of proxies may be made personally or by telephone by Directors, officers and certain employees of the Company. The Company also intends to employ the services of Kissel-Blake to solicit proxies. It is estimated that Kissel-Blake will receive approximately $6,500 in connection with such solicitation of proxies. All expenses incurred in connection with this solicitation will be borne by the Company.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                             FOR 2000 ANNUAL MEETING

       In order to be included in proxy materials for the 2000 annual meeting of stockholders or special meeting in lieu thereof, qualifying stockholder proposals must be delivered to the Company at its principal executive offices on or after December 20, 1999 Any such proposal should be mailed to: Clerk, Seacoast Financial Services Corporation, 791 Purchase Street, New Bedford, Massachusetts 02740. If the date of the next annual meeting is subsequently changed by more than 30 calendar days from the date of this year's Annual Meeting, the Company will, in a timely manner, inform its stockholders of such change and the date by which proposals of stockholders must be received.

       In addition, Section 3 of Article II of the Company's by-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must provide notice of such item of business to the Company at its principal executive offices not less than 60 days nor more than 150 days before the date for such meeting. For next year's scheduled annual meeting, the deadline for submission of notice is March 20, 2000. Section 3 of
Article III of the by-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the Board of Directors. Any proposal or nomination submitted after March 20, 2000 will be untimely. The by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. A copy of the Company's by-laws will be provided to any stockholder of the Company at no cost upon written request to the Clerk of the Company.

                                  MISCELLANEOUS

       The Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any business that may properly be presented at the Annual Meeting, other than the matters specifically listed in the Notice of Annual Meeting of Stockholders. However, if any further business is properly presented, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                                                                      Appendix A







--------------------------------------------------------------------------------









                     SEACOAST FINANCIAL SERVICES CORPORATION
                            1999 STOCK INCENTIVE PLAN









--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION 1.  General Purpose of the Plan; Definitions..................................A-1

SECTION 2.  Administration of Plan; Committee Authority to Select Participants and
            Determine Awards..........................................................A-3
            (a)  Committee............................................................A-3
            (b)  Powers of Committee..................................................A-3
            (c)  Decisions Binding....................................................A-3

SECTION 3.  Shares Issuable under the Plan; Mergers; Substitution.....................A-3
            (a)  Shares Issuable......................................................A-3
            (b)  Limitation on Awards.................................................A-4
            (c)  Stock Dividends, Mergers, etc........................................A-4
            (d)  Substitute Awards....................................................A-4

SECTION 4.  Eligibility...............................................................A-4

SECTION 5.  Stock Options.............................................................A-5
            (a)  Grant of Stock Options...............................................A-5
            (b)  Reload Options.......................................................A-7

SECTION 6.  Conditioned Stock Awards..................................................A-7
            (a)  Nature of Conditioned Stock Award....................................A-7
            (b)  Acceptance of Award..................................................A-7
            (c)  Rights as a Shareholder..............................................A-7
            (d)  Restrictions.........................................................A-7
            (e)  Vesting of Conditioned Stock.........................................A-7
            (f)  Waiver, Deferral and Reinvestment of Dividends.......................A-8

SECTION 7.  Unrestricted Stock Awards.................................................A-8
            (a)  Grant or Sale of Unrestricted Stock..................................A-8
            (b)  Restrictions on Transfers............................................A-8

SECTION 8.  Performance Share Awards..................................................A-8
            (a)  Nature of Performance Shares.........................................A-8
            (b)  Restrictions on Transfer.............................................A-8
            (c)  Rights as a Shareholder..............................................A-8
            (d)  Termination..........................................................A-8
            (e)  Acceleration, Waiver, Etc............................................A-8

SECTION 9.  Stock Appreciation Rights.................................................A-8

SECTION 10. Change of Control Payment Rights..........................................A-10
            (a)   Terms of Rights.....................................................A-10
            (b)   Payment.............................................................A-10

SECTION 11. Deferred Payments.........................................................A-10
            (a)  Election Timing......................................................A-10
            (b)  Stock Option Deferral................................................A-10

                                      A-i


            (c)  Stock Appreciation Right Deferral....................................A-11
            (d)  Conditioned Stock Awards.............................................A-11
            (e)  Accelerated Distributions............................................A-11
            (f)  Assignability........................................................A-11
            (g)  Unfunded Status......................................................A-11

SECTION 12. Termination of Stock Options and Stock Appreciation Rights................A-12
            (a)  Incentive Stock Options..............................................A-12
            (b) Other Awards..........................................................A-13

SECTION 13. Tax Withholding...........................................................A-13
            (a)  Payment by Participant...............................................A-13
            (b)  Payment in Shares....................................................A-13

SECTION 14. Transfer, Leave of Absence, Etc...........................................A-13

SECTION 15. Amendments and Termination................................................A-13

SECTION 16. Status of Plan............................................................A-14

SECTION 17. Compliance with Conversion Regulations....................................A-14

SECTION 18. General Provisions........................................................A-14
            (a)  No Distribution; Compliance with Legal Requirements..................A-14
            (b)  Delivery of Stock Certificates.......................................A-14
            (c)  Other Compensation Arrangements; No Employment Rights................A-14
            (d) Delegation by Committee...............................................A-14

SECTION 19. Effective Date of Plan....................................................A-15

SECTION 20. Governing Law.............................................................A-15

                     SEACOAST FINANCIAL SERVICES CORPORATION
                            1999 STOCK INCENTIVE PLAN

SECTION 1.  General Purpose of the Plan; Definitions

      The name of the plan is the Seacoast Financial Services Corporation 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, directors and employees of (and consultants to) Seacoast Financial Services Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      "Act" means the Securities Exchange Act of 1934, as amended.

      "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Conditioned Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Change of Control Payment Rights and Stock Appreciation Rights.

      "Board" means the Board of Directors of the Company.

      "Cause" means personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

      "Change of Control" shall have the meaning set forth in Section 17.

      "Change of Control Payment Rights" shall have the meaning set forth in
Section 10.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Committee" shall have the meaning set forth in Section 2.

      "Conditioned Stock Award" means an Award granted pursuant to Section 6.

      "Disability" means disability as set forth in Section 22(e)(3) of the Code.

      "Effective Date" shall have the meaning set forth in Section 19.

      "Eligible Person" shall have the meaning set forth in Section 4.

      "Exchange Act" shall have the meaning set forth in Section 2(a).

      "Fair Market Value" on any given date means the closing bid price per share of the Stock on the trading day immediately preceding such date as reported by the NASDAQ Stock Market or another nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, the fair market value of the Stock as determined by the Committee.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Merger" shall have the meaning set forth in Section 3(c).

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Original Option" shall have the meaning set forth in Section 5(b).

      "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

      "Performance Goal" means an objective for the Company or any Subsidiary or any unit thereof or any individual that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. Performance Goals applicable to Performance Share Awards are intended to constitute "performance-based" compensation within the meaning of Section 162(m) of the Code and shall be based on one or more of the following criteria:

               (i)    net income, as adjusted for non-recurring items
               (ii)   cash earnings
               (iii)  earnings per share
               (iv)   cash earnings per share
               (v)    return on equity
               (vi)   return on assets
               (vii)  assets
               (viii) stock price
               (ix)   total shareholder return
               (x)    capital
               (xi)   net interest income
               (xii)  market share
               (xiii) cost control or efficiency ratio
               (xiv)  asset growth

      "Performance Share Award" means an Award granted pursuant to Section 8.

      "Request" shall have the meaning set forth in Section 9(d).

      "Stock" means the Common Stock, $0.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

      "Stock Appreciation Right" means an Award granted pursuant to Section 9.

      "Subsidiary" means a subsidiary as defined in Section 424 of the Code.

      "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION 2. Administration of Plan; Committee Authority to Select Participants
           and Determine Awards.

      (a) Committee. The Plan shall be administered by a Stock Incentive Plan Committee (the "Committee") consisting of all members of the Compensation Committee of the Company who qualify as Outside Directors. The Committee shall have at least two (2) members at all times. It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

      (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

               (i) to select the directors, officers and employees of (and consultants to) the Company and its Subsidiaries to whom Awards may from time to time be granted;

               (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Conditioned Stock, Unrestricted Stock, Performance Share Awards, Stock Appreciation Rights and Change of Control Payment Rights, or any combination of the foregoing, granted to any one or more participants;

               (iii) to determine the number of shares to be covered by any Award;

               (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

               (v) to accelerate the exercisability or vesting of all or any portion of any Award;

               (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

               (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

               (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      (c) Decisions Binding. All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

      (a) Shares Issuable. The maximum number of shares of Stock which may be issued as a result of Awards granted under the Plan shall be 1,960,000 (which number equals 14% of the aggregate number of shares of Common Stock issued by the Company in connection with its conversion from mutual to stock form

("Conversion Shares")). The maximum number of shares which may be issued under Conditioned Stock Awards (granted pursuant to Section 6) is 560,000 (which number equals 4% of the aggregate number of Conversion Shares). The maximum number of shares which may be issued as a result of other Awards under the Plan is 1,400,000 (which number equals 10% of the aggregate number of Conversion Shares). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Likewise, if any Option is exercised by the delivery of a number of shares of Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an Option under this Plan, only the number of shares of Stock issued net of the shares of Stock delivered shall be deemed issued for purposes of determining the maximum number of shares of Stock available for issuance under the Plan. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

      (b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than four hundred and ninety thousand (490,000) shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

      (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 19, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and 3(b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 17.

      (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation (collectively, "Merger"). The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 3(a).

SECTION 4. Eligibility.

      Awards may be granted to directors, officers or other key employees of the Company or its Subsidiaries and to consultants and advisors of the Company or its Subsidiaries (collectively, "Eligible Persons").

SECTION 5. Stock Options.

      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the Effective Date.

      (a) Grant of Stock Options. The Committee in its discretion may determine the effective date of Stock Options. Grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 13 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

               (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

               (ii) Option Term. The term of each Stock Option shall be fixed by the Committee but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

               (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

               (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                  (B) If permitted by the Committee, in its discretion, in the form of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) If permitted by the Committee, in its discretion, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

                  (D) If permitted by the Committee, in its discretion, by
               reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares having a Fair Market Value equal to such aggregate exercise price (it being understood that this alternative will be available only if the optionee holds sufficient "mature" shares as defined in Financial Accounting Standards Board's Emerging Issues Task Force Issue 84-18);

                  (E) By any other means (including, without limitation, by
               delivery of a promissory note of the optionee payable on such terms as are specified by the Committee, in its discretion) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

               (v) Non-transferability of Options. Except as otherwise may be provided in this Section 5(a)(v) or in an option agreement governing an Option granted under the Plan, no Stock Option shall be transferable other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Qualified Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 5(a)(v), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter-vivos trust as to which the participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the participant's Immediate Family,
      (ii) any trust solely for the benefit of members of the participant's Immediate Family, and (iii) any partnership whose only partners are members of the participant's Immediate Family, or (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 5(a)(v), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, spouse, children, grandchildren and great-grandchildren. Nothing contained in this Section 5(a)(v) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Qualified Stock Option or portion thereof, and approval to transfer or assign any Non-Qualified Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Qualified Stock Option or portion thereof. The transferee or assignee of any Non-Qualified Stock Option shall be subject to all of the terms and conditions applicable to such Non-Qualified Stock Option immediately prior to the transfer or assignment and shall be subject to any conditions proscribed by the Committee with respect to such Non-Qualified Stock Option.

               (vi) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year exceeds $100,000 said excess shall be treated as a Non-Qualified Stock Option.

               (vii) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

      (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option (the "Original Option") by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the Original Option; provided, however, that the grant of such additional Option shall be subject to the availability of shares of Stock under the Plan at the time of the exercise of the Original Option.

SECTION 6. Conditioned Stock Awards.

      (a) Nature of Conditioned Stock Award. The Committee in its discretion may grant Conditioned Stock Awards to any Eligible Person. A Conditioned Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Conditioned Stock"). Conditions may be based on continuing employment and/or achievement of Performance Goals. In addition, a Conditioned Stock Award may be granted to an employee by the Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

      (b) Acceptance of Award. A participant who is granted a Conditioned Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Conditioned Stock in such form as the Committee shall determine.

      (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Conditioned Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Conditioned Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Conditioned Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

      (d) Restrictions. Shares of Conditioned Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by (or termination of service with) the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Conditioned Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment or service (unless otherwise specified, in the written instrument evidencing the Conditioned Award).

      (e) Vesting of Conditioned Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Conditioned Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such preestablished performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Conditioned Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 15, amend any conditions of the Award.

      (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Conditioned Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. Unrestricted Stock Awards.

      (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

      (b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. Performance Share Awards.

      (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person including those who qualify for awards under other performance plans of the Company. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the Performance Goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the Performance Goals and other standards applicable to other performance-based plans of the Company in setting the standards for Performance Share Awards under the Plan.

      (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

      (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

      (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause).

      (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment, the Committee may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9. Stock Appreciation Rights

      (a) The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

      (b) The exercise price per share of a Stock Appreciation Right granted alone shall be determined by the Committee. A Stock Appreciation Right granted simultaneously with or subsequent to the grant of a Stock Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Stock Option, shall be transferable only upon the same terms and conditions as the related Stock Option, and shall be exercisable only to the same extent as the related Stock Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Stock exceeds the exercise price per share thereof.

      (c) Upon any exercise of a Stock Appreciation Right which has been issued in conjunction with a Stock Option, the number of shares of Stock for which any related Stock Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Stock with respect to which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Stock Option by the number of shares for which such Option shall have been exercised. Any Stock Appreciation Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

      (d) A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the "Request"), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

      (e) Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Committee shall disapprove such Request, such Request shall be deemed to be an exercise of such Stock Appreciation Right for Stock.

      (f) If the Committee disapproves in whole or in part any election by a participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such participant's right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such participant's right to exercise any related Option.

      (g) A Stock Appreciation Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Stock subject to the Stock Appreciation Right exceeds the exercise price thereof on such date.

      (h) No Stock Appreciation Right shall be transferable other than by will or by the laws of descent and distribution and all Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

SECTION 10.  Change of Control Payment Rights.

      Contemporaneously with the grant of any Option, the Committee may grant a Change of Control Payment Right with respect to all or some of the shares of common stock covered by such Option. Change of Control Payment Rights granted under this Plan are subject to the following terms and conditions:

      (a) Terms of Rights. A Change of Control Payment Right may be exercised only in the event of a Change in Control (which term shall be defined by the Committee in the applicable agreement granting the Change in Control Payment Right), provided, however, in no event shall a Change of Control Payment Right be exercisable in whole or in part before the expiration of six (6) months from the date of grant of the Change of Control Payment Right. The Change of Control Payment Right may be exercised only when (i) the underlying Option is eligible to be exercised, and (ii) the Fair Market Value of the underlying shares of Stock on the date of exercise is greater than the exercise price of the underlying Option. Upon exercise of a Change of Control Payment Right, the underlying Option shall cease to be exercisable and shall be terminated. Upon exercise or termination of an Option, any related Change of Control Payment Right shall terminate. The Change of Control Payment Right is transferable only when the underlying Option is transferable and under the same terms and conditions.

      (b) Payment. Upon exercise of a Change of Control Payment Right, the holder shall promptly receive from the Company or its Subsidiaries an amount of cash equal to the difference between the exercise price of the underlying Option and the Fair Market Value of the shares of Stock subject to such Option on the date the Change of Control Payment Right is exercised, multiplied by the number of shares of Stock with respect to which such Change of Control Payment Right is being exercised.

SECTION 11. Deferred Payments.

      Notwithstanding any other provision of this Plan, any participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-Qualified Stock Option, Conditioned Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights.

      (a) Election Timing. The election to defer the delivery of the proceeds from any eligible Non-Qualified Stock Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Award is exercised or at such other time as the Committee may specify. The election to defer the delivery of any Conditioned Stock Award, Unrestricted Stock Award or Performance Share Award must be made no later than the last day of the calendar year preceding the calendar year in which the participant would otherwise have an unrestricted right to receive such Conditioned Stock Award, Unrestricted Stock Award or Performance Share Award. Deferrals of eligible Awards shall only be allowed for exercises of Options and lapses of restrictions on Conditioned Stock Awards, Unrestricted Stock Awards or Performance Share Award that occur while the participant is in active service with the Company or its Subsidiaries. Any election to defer the proceeds from an eligible Award shall be irrevocable as long as the participant remains an employee or director of the Company or its Subsidiaries.

      (b) Stock Option Deferral. The deferral of the proceeds of Non-Qualified Stock Options may be elected by a participant subject to the rules and regulations established by the Committee. The proceeds from such an exercise shall be credited to a deferred stock option account established for the participant. The proceeds shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the participant may elect to have the value of his deferred stock option account valued on some other basis of measurement approved by the Committee. Unless the participant's deferred stock option account is valued using a basis of measurement other than Common Stock, deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the termination of service of the Participant or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

      (c) Stock Appreciation Right Deferral. The deferral of the proceeds of Stock Appreciation Rights may be made by a Participant subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Participant's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock option account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock option account is valued using a basis of measurement other than Common Stock, deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of service or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

      (d) Conditioned Stock Awards, Unrestricted Stock Awards and Performance Share Awards Deferrals. The deferral of Conditioned Stock Awards, Unrestricted Stock Awards or Performance Share Awards may be elected by a Participant subject to the rules and regulations established by the Committee. Upon the lapsing of restrictions on such an Award, the Committee shall credit to a deferred stock award account established for the Participant a number of deferred shares or share units equivalent in value to the number of deferred Conditioned Stock Awards, Unrestricted Stock Awards or Performance Share Awards multiplied by the Fair Market Value of Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date all restrictions on the Conditioned Stock Awards, Unrestricted Stock Awards or Performance Share Awards lapse or are waived. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock award account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock award account is valued using a basis of measurement other than Common Stock, deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the termination of service of the Participant or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

      (e) Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of a Participant's deferred stock option account and/or deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Participant. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock option deferral accounts and/or deferred stock award accounts to be distributed when continuing the program is no longer in the best interest of the Company or any Subsidiary.

      (f) Assignability. No rights to deferred stock option accounts or deferred stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Participant may designate a beneficiary pursuant to any rules established by the Committee.

      (g) Unfunded Status. No Participant or other person shall have any interest in any fund or in any specific asset of the Company or its Subsidiaries by reason of any amount credited hereunder. Any amounts payable hereunder shall be paid from the general assets of the Company or its Subsidiaries and no participant or other person shall have any rights to such assets beyond the rights afforded general creditors of the Company and its Subsidiaries. However, the Company or any Subsidiary shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this
Section 11 of the Plan; provided, however, that no participant or other person shall have any interest in such reserve, trust or investment.

SECTION 12. Termination of Stock Options and Stock Appreciation Rights.

      Unless otherwise provided in the applicable agreement pursuant to which the Award was granted,

      (a) Incentive Stock Options:

               (i) Termination by Death. If any participant's employment or directorship with the Company and its Subsidiaries terminates by reason of death, any Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one year from the date of death (or such longer period as the Committee shall specify at any time, it being understood that any Incentive Stock Options that are so extended shall thereafter become Non-Qualified Stock Options to the extent provided by applicable law), or until the expiration of the stated term of the Incentive Stock Option, if earlier.

               (ii) Termination by Reason of Disability. Any Stock Option held by a participant whose employment or directorship with the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of six months from the date of such termination of employment or directorship (or such longer period as the Committee shall specify at any time, it being understood that any Incentive Stock Options that are so extended shall thereafter become Non-Qualified Stock Options to the extent provided by applicable law), or until the expiration of the stated term of the Stock Option, if earlier. The Committee shall have sole authority and discretion to determine whether a participant's employment or directorship has been terminated by reason of Disability. Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 12(a)(ii) for the exercise of a Stock Option shall extend such period for one year from the date of death, subject to termination on the expiration of the stated term of the Stock Option, if earlier.

               (iii) Termination by Reason of Normal Retirement. Any Stock Option held by a participant whose employment or directorship with the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of three months from the date of such termination of employment or directorship (or such longer period as the Committee shall specify at any time, it being understood that any Incentive Stock Options that are so extended shall thereafter become Non-Qualified Stock Options to the extent provided by applicable law) or until the expiration of the stated term of the Option, if earlier. The Committee shall have sole authority and discretion to determine whether a participant's employment or directorship has been terminated by reason of Normal Retirement. Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this
      Section 12(a)(iii) for the exercise of an Stock Option shall extend such period for one year from the date of death, subject to termination on the expiration of the stated term of the Stock Option, if earlier.

               (iv) Voluntary Termination. Any Stock Option held by a participant whose employment or directorship by the Company and its Subsidiaries has terminated by reason of voluntary resignation by the optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of thirty (30) days from the last day of the optionee's employment or, in the case of a director, for a period of thirty (30) days from the effective date of the optionee's resignation from the Board of Directors (or in either case for such longer period as the Committee shall specify at any time, it being understood that any Incentive Stock Options that are so extended shall thereafter become Non-Qualified Stock Options to the extent provided by applicable law) or until the expiration of the stated term of the Stock Option, if earlier.

               (v) Termination for Cause. If any participant's employment or directorship with the Company and its Subsidiaries has been terminated by the Company or any of its Subsidiaries for cause, any Stock Option held by such participant shall immediately terminate at the end of the last day of the optionee's employment or directorship and shall thereafter be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for such longer period as the Committee shall specify at any time (it being understood that any Incentive Stock Options so extended shall thereafter become Non-Qualified Stock Options to the extent provided by applicable law) or until the expiration of the stated term of the Stock Option, if earlier. The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated for cause.

               (vi) Termination Without Cause. Unless otherwise determined by the Committee, if a participant's employment or directorship with the Company and its Subsidiaries is terminated by the Company or any of its Subsidiaries without cause, any Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment or directorship, for thirty (30) days from the last day of the optionee's employment or directorship (or such longer period as the Committee shall specify at any time, it being understood that any Incentive Stock Options that are so extended shall thereafter become Non-Qualified Stock Options to the extent provided by applicable law).

      (b) Other Awards. All Awards other than Incentive Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 13. Tax Withholding.

      (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      (b) Payment in Shares. A Participant may elect, with the consent of the Committee, in its discretion, to have such tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award.

SECTION 14. Transfer, Leave of Absence, Etc.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 15. Amendments and Termination.

      The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of responding to comments of banking regulators satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the "incentive stock option" requirements of the Code, or cause transactions under the Plan to fail to satisfy the requirements of Rule 16b-3 or any successor rule under the Act as in effect on the date of such amendment.

SECTION 16. Status of Plan.

      With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 17. Compliance with Conversion Regulations.

      (a) No award shall be made under this Plan that would be prohibited by 209 CMR ss.33.28(1)(u).

      (b) Notwithstanding any other provision contained in this Plan no Award granted before the date which is one (1) year from the date of the conversion of the Company from mutual to stock form shall become vested or exercisable before the date which is one year after the approval of this Plan by the stockholders of the Company or at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that the Committee may provide that such Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of employment or service due to death or Disability or with the permission of the Massachusetts Commissioner of Bank.

SECTION 18. General Provisions.

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

      (d) Delegation by Committee. The Committee may delegate to the Chief Financial Officer or other officer of the Company the authority to make decisions relating to the exercise of Options or other Awards, including without limitation (i) the authority to permit the holder of an Award to deliver Stock in payment of the exercise price, and (ii) the authority to permit a holder of an Award to satisfy a tax withholding obligation by authorizing the Company to withhold shares from the shares of Stock to be issued pursuant to an Award. However, only the Committee or a portion of the Committee may certify the attainment of a Performance Goal.

SECTION 19. Effective Date of Plan.

      The Effective Date of the Plan shall be the date of its adoption by the Board of Directors provided that the stockholders of the Company shall have approved the Plan within twelve months following the adoption of the Plan.

SECTION 20. Governing Law.

      This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                     SEACOAST FINANCIAL SERVICES CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         Annual Meeting of Stockholders
                                  May 20, 1999

         The undersigned hereby appoints Kevin G. Champagne and Arthur W. Short and each or either of them, as proxies, with full power of substitution to each and to each substitute appointed pursuant to such power, of the undersigned to vote all shares of stock of Seacoast Financial Services Corporation (the "Bank") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Bank to be held on Thursday, May 20, 1999, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present. The proxies are authorized to vote as indicated hereon upon the matters set forth herein and in their discretion upon all other matters which may properly come before said Meeting. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice and Proxy Statement for the Annual Meeting of Stockholders and hereby revokes any proxy or proxies, if any, heretofore given by him to others for said Meeting.

1.   Election of directors.                         With-        For All
                                       For          hold         Except
     Nominees:                         [ ]          [ ]            [ ]

     Manuel G. Camacho, Kevin G. Champagne, Mary F. Hebditch, Carl Ribeiro and Gerald H. Silvia

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below.

     -------------------------------------------------------------------------

2. Approval of the Seacoast Financial Services Corporation 1999 Stock Incentive Plan.

                                       For        Against       Abstain
                                       [ ]          [ ]            [ ]

     If this proxy is properly executed and returned, the shares represented hereby will be voted. If a choice is specified above by the stockholder with respect to any matter to be acted upon, the shares will be voted upon that matter in accordance with the specification so made. IN THE

ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

     Please sign exactly as your name appears on this card. Joint owners should sign. When signing as an attorney, administrator, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, sign in partnership name.


                                                  Date
                                                       ------------------------

Please be sure to sign and date
this Proxy in the box below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Stockholder sign above                            Co-holder (if any) sign above



--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.



                     SEACOAST FINANCIAL SERVICES CORPORATION

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY